                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              March 15, 1999
                                                       -----------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                                           Applied For
----------                                                           -----------

State or other           (Commission                             (IRS Employer
jurisdiction of          File Number)                            ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
-----------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                             (908) 686-2000

                                      n/a
-----------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 15, 1999 Remittance Date.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.


                                       By: /s/ Harry Puglisi
                                       ----------------------------------
                                               Harry Puglisi
                                                 Treasurer




                   Dated:                03/31/99

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE MARCH 10, 1999 DETERMINATION DATE.


1.   AGGREGATE AMOUNT RECEIVED                                    $ 4,524,562.67


     LESS: SERVICE FEE                                                 34,635.22
           CONTINGENCY FEE                                             34,635.22
           OTHER SERVICER FEES (Late Charges / Escrow)                 37,058.42
           UNREIMBURSED MONTHLY ADVANCES                                    0.00
                                                                  --------------

                                                                      106,328.86

     PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                     46,005.65
           PRE-FUNDING ACCOUNT TRANSFER                                     0.00
           CAPITALIZED INTEREST ACCOUNT TRANSFER                            0.00
                                                                  --------------

                                                                       46,005.65
     AMOUNT WITHDRAWN FROM THE CERTIFICATE
     ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                0.00

                                                                  --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                              4,464,239.47
                                                                  ==============


2.   (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          22,328,722.35

     (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          19,745,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          29,277,000.00

     (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          23,496,000.00

     (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          17,989,000.00

     (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          22,500,000.00

     (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          19,000,000.00

     (H) CLASS B PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          13,500,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                      3,495,566.83
     CLASS A-2                                                              0.00
     CLASS A-3                                                              0.00
     CLASS A-4                                                              0.00
     CLASS A-5                                                              0.00
     CLASS M-1                                                              0.00
     CLASS M-2                                                              0.00
     CLASS B                                                                0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT :                             3,495,566.83

4.   (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                     0.00
         CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                     0.00
         CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                     0.00
         AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                   0.00

     (B) CLASS A REALIZED LOSS AMOUNT                                       0.00
         CLASS M REALIZED LOSS AMOUNT                                       0.00
         CLASS B REALIZED LOSS AMOUNT                                       0.00
         AGGREGATE REALIZED LOSS AMOUNT                                     0.00

5.   AVAILABLE MAXIMUM SUBORDINATION AMOUNT                         7,604,173.00

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD
     AMOUNT                                                         1,829,371.40
     # OF LOANS                                                              113

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD                                                   187,506.83

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD                                                   466,075.36

9.   AMOUNT OF INTEREST RECEIVED                                    1,921,503.97

10.  (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                     46,005.65

     (B) AMOUNT OF COMPENSATING INTEREST                                  206.55

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                 1,050,365.61

13.  CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               119,179.56
     (B) PRINCIPAL DISTRIBUTION AMOUNT            3,495,566.83
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                              3,614,746.39

     CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               102,015.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                102,015.83

     CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               151,630.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                151,630.46

CLASS A-4 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               127,563.70
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A-4 REMITTANCE AMOUNT                                127,563.70

CLASS A-5 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               107,484.28
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A-5 REMITTANCE AMOUNT                                107,484.28

CLASS A REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               607,873.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT            3,495,566.83
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS A REMITTANCE AMOUNT                                4,103,440.66

CLASS M-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               136,312.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS M-1 REMITTANCE AMOUNT                                136,312.50

CLASS M-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               118,670.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS M-2 REMITTANCE AMOUNT                                118,670.83

CLASS M REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               254,983.33
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS M REMITTANCE AMOUNT                                  254,983.33

CLASS B REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                94,500.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL CLASS B REMITTANCE AMOUNT                                   94,500.00

AGGREGATE REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               957,357.16
     (B) PRINCIPAL DISTRIBUTION AMOUNT            3,495,566.83
     (C) CARRY FORWARD AMOUNT                             0.00
     (D) MONTHLY ADVANCE                                  0.00

     TOTAL REMITTANCE AMOUNT                                        4,452,923.99

14.  (A) REIMBURSABLE AMOUNT (I-22)                                         0.00
     (B) GP REMITTANCE AMOUNT PAYABLE                                       0.00

15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                          18,833,155.52

     (B) CLASS A-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                          19,745,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                          29,277,000.00


     (D) CLASS A-4 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                          23,496,000.00

     (E) CLASS A-5 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                          17,989,000.00

     (F) CLASS M-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                          22,500,000.00

     (G) CLASS M-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                          19,000,000.00

     (H) CLASS B PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                          13,500,000.00

     (I) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                         164,340,155.52

16.  TRIGGER EVENT CALCULATION                                                                                TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

     (1) (i) EXCEEDS 50% OF (ii)
         (i) SIXTY-DAY DELINQUENCY RATIO                             3.20%
         (ii) SENIOR ENHANCEMENT PERCENTAGE                         36.60%                       8.74%               NO

     (2) BOTH (A) AND (B) OCCUR

         (A) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 9%           OR                                         3.01%
             (Y) THE CUMULATIVE REALIZED LOSS                               3,726,647.09           NO

         (B) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 15%           OR                                        3.01%
             (Y) THE CUMULATIVE REALIZED LOSS                               3,726,647.09           NO                NO


                                                                                                  ---------------------------------
                 IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                   NO
                                                                                                  ---------------------------------


17.  CUMULATIVE REALIZED LOSSES                                                                                         3,726,647.09


18.  AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
     EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                                     0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                                          34,635.22

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                                        34,635.22

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                                            5,944.18

    (D) FHA PREMIUM ACCOUNT                                                                                                5,371.29

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICERS PURSUANT TO:

          (A) SECTION 5.04 (b)                                                                                                 0.00
          (B) SECTION 5.04 (c)                                                                                                 0.00
          (C) SECTION 5.04 (d)(ii)                                                                                             0.00
          (D) SECTION 5.04 (e)                                                                                                 0.00
          (E) SECTION 5.04 (f)(i)                                                                                         69,270.44

21.  CLASS A-1 POOL FACTOR (I-5):
     CURRENT CLASS A-1 PRINCIPAL BALANCE                                               18,833,155.52                     0.34560688
     ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                              54,493,000.00

     CLASS A-2 POOL FACTOR (I-5):
     CURRENT CLASS A-2 PRINCIPAL BALANCE                                               19,745,000.00                     1.00000000
     ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                              19,745,000.00

     CLASS A-3 POOL FACTOR (I-5):
     CURRENT CLASS A-3 PRINCIPAL BALANCE                                               29,277,000.00                     1.00000000
     ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                              29,277,000.00

     CLASS A-4 POOL FACTOR (I-5):
     CURRENT CLASS A-4 PRINCIPAL BALANCE                                               23,496,000.00                     1.00000000
     ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                              23,496,000.00

     CLASS A-5 POOL FACTOR (I-5):
     CURRENT CLASS A-5 PRINCIPAL BALANCE                                               17,989,000.00                     1.00000000
     ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                              17,989,000.00

     CLASS M-1 POOL FACTOR (I-5):
     CURRENT CLASS M-1 PRINCIPAL BALANCE                                               22,500,000.00                     1.00000000
     ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                              22,500,000.00

     CLASS M-2 POOL FACTOR (I-5):
     CURRENT CLASS M-2 PRINCIPAL BALANCE                                               19,000,000.00                     1.00000000
     ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                              19,000,000.00

     CLASS B POOL FACTOR (I-5):
     CURRENT CLASS B-1 PRINCIPAL BALANCE                                               13,500,000.00                     1.00000000
     ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                              13,500,000.00

     POOL  FACTOR:
     CURRENT POOL PRINCIPAL BALANCE                                                   164,340,155.52                     0.82170078
     ORIGINAL POOL  PRINCIPAL BALANCE                                                 200,000,000.00


22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                    13.879%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                      15.429%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
         CLASS A-4, CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                      6.897%

                                                                ---------------------------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                      12/31/98          01/31/99          02/28/99
                                                                ---------------------------------------------------------------
                                                                          13.887%           13.882%           13.879%

23.  (A) SENIOR PERCENTAGE                                                                         100.00%

     (B) CLASS B PERCENTAGE                                                                          0.00%

24.  (A) SPREAD AMOUNT                                                                        8,111,010.26

     (B) SPECIFIED SUBORDINATED AMOUNT                                                       10,800,000.00

25.  (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                         0.00
         CLASS M APPLIED REALIZED LOSS AMOUNT                                                         0.00
         CLASS B APPLIED REALIZED LOSS AMOUNT                                                         0.00

     (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                         0.00
         UNPAID  CLASS M REALIZED LOSS AMOUNT                                                         0.00
         UNPAID  CLASS B REALIZED LOSS AMOUNT                                                         0.00

26.  ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                               931,972.37

27.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                                                       5,371.29
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                          5,371.29

28.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                  83,444.95

29.  THE RESERVE AMOUNT FOR THE DUE PERIOD                                                   19,916,555.05

30.  CLAIMS FILED DURING THE DUE PERIOD                                                          86,416.03

31.  CLAIMS PAID DURING THE PERIOD                                                               83,444.95

32.  CLAIMS DENIED BY FHA DURING THE PERIOD                                                           0.00

33.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                              0.00

34.  OTHER INFORMATION                                                                                N/A


                                   EXHIBIT L
                 REMIC DELINQUENCIES AS OF - FEBRUARY 28, 1999


RESIDENTIAL   OUTSTANDING         #
TRUST         DOLLARS             ACCOUNTS  RANGES           AMOUNT           NO           PCT

1998-I            $172,451,165.78   8,858    1 TO 29 DAYS    17,374,644.40      1,069       10.08%
                                            30 TO 59 DAYS     3,004,312.27        198        1.74%
                                            60 TO 89 DAYS     1,497,945.04        102        0.87%
                                            90 AND OVER       3,788,481.23        277        2.20%

                                            FORECLOSURE         230,103.70          7        0.13%
                                            REO PROPERTY              0.00          0        0.00%



                                            TOTALS          $25,895,486.64      1,653       15.02%
                                                          =========================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                        CLASS A-1          CLASS A-2          CLASS A-3          CLASS A-4          CLASS A-5
--------------------------------------------------------------------------------------------------------------------------
(ii)                                 409.75            1,000.00           1,000.00           1,000.00           1,000.00

(vi)                                  33.57                0.00               0.00               0.00               0.00

(vii)                                  3.44                0.00               0.00               0.00               0.00

(viii)                                 8.23                0.00               0.00               0.00               0.00

(xiii)    (a)                          2.19                5.17               5.18               5.43               5.98
          (b)                         64.15                0.00               0.00               0.00               0.00
          (c)                          0.00                0.00               0.00               0.00               0.00
          (d)                          0.00                0.00               0.00               0.00               0.00

(xv)                                 345.61            1,000.00           1,000.00           1,000.00           1,000.00

(xxxv)                                 0.00                0.00               0.00               0.00               0.00


SUBCLAUSE                        CLASS M-1          CLASS M-2          CLASS B
------------------------------------------------------------------------------------
(ii)                               1,000.00            1,000.00           1,000.00

(vi)                                   0.00                0.00               0.00

(vii)                                  0.00                0.00               0.00

(viii)                                 0.00                0.00               0.00

(xiii)    (a)                          6.06                6.25               7.00
          (b)                          0.00                0.00               0.00
          (c)                          0.00                0.00               0.00
          (d)                          0.00                0.00               0.00

(xv)                               1,000.00            1,000.00           1,000.00

(xxxv)                                 0.00                0.00               0.00
